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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2019

YUS International Group Limited
(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-52020	90-0201309
(Commission File Number)	(IRS Employer Identification No.)

Office A, 21/F, Tower B, Billion Centre 1 Wang Kwong Road, Kowloon Bay, Hong Kong
(Address of Principal Executive Offices)

852-2882-7026
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm.

Effective March 6, 2019, YUS International Group Limited (the “Company”) engaged Centurion ZD CPA & Co. as the independent registered public accounting firm and auditors of the Company’s financial statements.  Concurrently the Company dismissed the prior independent registered public accounting firm, Anthony Kam & Associates Ltd., after the Company was informed the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Anthony Kam & Associates Ltd. in 2017.

Anthony Kam & Associates Ltd. was engaged as the registered public accounting firm for the Company on April 18, 2014.  The audit reports of Anthony Kam & Associates Ltd. on the consolidated financial statements of the Company for each of the two fiscal years ended December 31, 2016 and December 31, 2015 (the last two annual reports that the Company filed) did contain an adverse opinion or a disclaimer of opinion that the company would continue as a going concern.

During the period beginning with the engagement of Anthony Kam & Associates Ltd. on April 18, 2014 and ending March 6, 2019, there were (i) no disagreements between the Company and Anthony Kam & Associates Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Anthony Kam & Associates Ltd., would have caused Anthony Kam & Associates Ltd. to make reference thereto in their report on the consolidated financial statements for the fiscal year ending December 31, 2018, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Anthony Kam & Associates Ltd. with a copy of this Form 8-K and requested that Anthony Kam & Associates Ltd. furnish a letter addressed to the Securities & Exchange Commission stating whether or not Anthony Kam & Associates Ltd. agrees with the above statements. No letter has yet been provided but the Company will file an amendment to this 8-K to include the letter when it is provided.

New Independent Registered Public Accounting Firm.

Effective March 6, 2019, the Company’s Board of Directors approved the engagement of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm and auditors of the Company’s financial statements. During the Company’s two most recent fiscal years ended December 31, 2018 and 2017, and in the subsequent interim period through March 7, 2019, the Company has not consulted with Centurion ZD CPA & Co. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Centurion ZD CPA & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2019.	YUS International Group Limited

	By:	/s/ Catherine Yip
	Name:	Catherine Yip
	Title:	Chief Operating Officer

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